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                                             UAM Funds
                                             Funds for the Informed Investor/sm/

Sterling Partners' Portfolios
Semi-Annual Report                                                April 30, 2000

                                                                          UAM(R)
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UAM FUNDS                                          STERLING PARTNERS' PORTFOLIOS
                                                   APRIL 30, 2000 (Unaudited)

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                               TABLE OF CONTENTS
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Shareholders' Letter........................................................   1
Portfolio of Investments
     Balanced...............................................................  10
     Equity.................................................................  15
     Small Cap Value........................................................  18
Statements of Assets and Liabilities........................................  21
Statements of Operations....................................................  22
Statement of Changes in Net Assets
     Balanced...............................................................  23
     Equity.................................................................  24
     Small Cap Value........................................................  25
Financial Highlights
     Balanced...............................................................  26
     Equity.................................................................  27
     Small Cap Value........................................................  28
Notes to Financial Statements...............................................  29
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May 2000

To Our Fellow Shareholders:

Capital Markets Update

Volatility. Capitulation. Inversions. Rate hikes. The first four months of the new millennium has been quite volatile. In reviewing the performance of the market over the last six months, there has been a dramatic difference in returns for the last four months compared to the last six-month period. For the six-month period ending April 30th, the market has registered the following returns: the Dow Jones Industrial Average (DJIA) 1.53%, the S&P 500 index 7.90% the NASDAQ index 30.20% and the Russell 2000 rose 17.9%. Given the changes taking place in the market in 2000, it is important to highlight how the market has changed this year. Specifically, for the first four months of 2000, the S&P 500 is up just 0.79%, the DJIA is - 6.25%, the NASDAQ is -5.08% and the Russell 2000 is up just 0.65%.

In 2000 we are operating in a significantly changed investment landscape. We believe we may have seen the blow-off of the "new economy" craze versus a return to traditional or "old economy" investing. In 2000 we are now dealing with a Federal Reserve that is clearly on a mission to slow economic growth and control inflation. We have written many times in the past months about the growth and value dichotomy while we stuck to our guns on investing in companies with real earnings and real assets. The market, meanwhile, has run in the other direction over the past couple of years (almost exclusively to technology companies, regardless of whether they had earnings or prospect of earnings). This was never truer than in the first two months of 2000. When it was at its peak (March 10th) the difference in return for the year between the NASDAQ (new economy) and the Dow (primarily old economy) was a whopping 37.5%. At the time the NASDAQ was up over 24% for the year and the Dow down more than 13%. The last three weeks of the quarter showed a major reversal of this trend with the Dow turning around and gaining over 10% and the NASDAQ giving back over 9%. Perhaps nothing captures the manic-depressive mood better than the AMEX Biotech Index. Biotech stocks, which had begun to take off in the fall of 1999 roared ahead over 69% in the first 2 months of 2000, peaking on March 3rd. In the remainder of the month the Index fell over 30%, leaving it up 18% for the year.

This prolonged run in pure momentum investing took a heavy toll on some of the most respected value investors of the past couple of decades. In the first quarter we saw George Vanderheiden of Fidelity, Gary Brinson of Brinson Partners, Robert Sanborn of Oakmark Fund and finally Julian Robertson of Tiger Management all

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essentially throw in the towel and announce they were retiring. Each of these individuals had put together a long track record of excellent performance using a value approach to investing. Each maintained that approach during the past couple of years, despite the style being very out of favor. Yet as many clients voted with their feet and moved money away from these investors to chase better returns (presumably in growth oriented funds) these individuals each decided to step aside. It may be the ultimate irony that they did so at a time that may represent the nadir of the value style.

While it is unclear if this represents the start of a new trend toward value investing (remember we were quite optimistic after last year's second quarter only to see momentum investing return with a vengeance in the second half of the year) there does seem to be a change in leadership. After several years in which large capitalization stocks were the only game in town, small cap investing seems to be back. Over the past 12 months the Russell 2000 Index, the most commonly followed small company index, is up over 19% while the Russell 1000 Index (the large company measure) is up 12%. The same type of differential also exists within the growth and value sub-indices. As always, many things account for the differences, but one especially significant factor is the rise in buyouts occurring at the small company level. During the past few years many smaller companies have had solid operating performance with miserable stock price performance. We are now seeing many buyers, both financial and strategic, willing to take advantage of this discrepancy by acquiring or taking private some of these excellent smaller firms.

While the stock market captured the attention of most investors, the bond market wasn't without its share of action. Beginning the year the overnight cost of money was set at 5.5%. Once in February and again in March the Federal Reserve raised overnight rates by 25 basis points so that at quarter end the lending rate was pegged at 6.0%. Despite this upward move in the cost of financing, rates on U.S. Treasury securities maturing in 5 years or more actually ended the quarter lower than where they started. The greatest decline occurred in the longest maturity bonds as 30-year bond rates, which started the year at 6.48%, fell in yield to 5.84% on March 31st, but rose to 5.96% on April 30th. As of the end of April, the peak of the yield curve (the maturity with the highest yield) was 2 years at 6.72%. This inversion of the yield curve is primarily due to two factors. First, it is a statement by investors that the Federal Reserve will probably be successful in heading off inflation by slowing the economy. Thus there is a willingness to invest funds longer at lower rates than one could earn for a short period of time. Second, the strength in the economy and the stock market continues to provide the Treasury with a record source of revenue. This is causing estimates for the Federal budget surplus to grow by the month. A

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greater surplus means a smaller supply of bonds, a good thing for keeping interest rates down.

As we move forward into 2000, there is a lot to still sort out. The Federal Reserve is almost sure to raise rates more. This calls for a relatively cautious stance on the bond market, and we have adopted a more conservative posture with regard to the average maturities of the fixed income portfolios we are managing. The equity markets are likely to remain very volatile. Yet we remain quite enthusiastic about the potential in both our large and small cap portfolios.

Portfolio Review

Although the first quarter of 2000 was generally a period in which investors focused on stocks that claimed a technology bent and price momentum, over the last two months there were increasing signs that the importance of valuation is once again emerging. As evidence of this re-emergence of value investing both Sterling Partners' Equity and Small Cap Value portfolios registered impressive absolute gains during the months of March and April. Specifically, the Equity portfolio was up 8% while the Small Cap portfolio generated gains exceeding 3%. Certainly, the performance of both these portfolios has been disappointing over the last two years, as "momentum" has dominated the investment landscape. However, it is very reassuring to witness the strong results that can be generated as the inevitable rotation back to value occurs.

The Sterling Partners' Equity Portfolio posted a return of -4.32% for the six months ended April 30, 2000. For comparative purposes, the returns of the S&P 500 Index and the Wilshire Large Cap Value Index were 3.5% and 7.20%, respectively, for the same period.

One of the most telling metrics that we calculate each month for the portfolios we manage is a ratio of stock price versus intrinsic business value. In aggregate, we label this measure of absolute valuation appeal as Price-to-Intrinsic Value (P/IV). Simply put, this ratio looks at the relationship between a company's market value (stock price) and Sterling's estimate of what the business is actually worth. Over the last few years this measurement has varied widely for both our Equity and Small Cap portfolios. During the 1996-97 period we saw the P/IV ratio for our portfolios creep up to the 75-80% range as this was a period of generally strong value performance. More recently, this ratio has shown steady decline and now stands at all-time lows. At the end of the first quarter the P/IV for Sterling Partners' Equity portfolio stood at an unbelievable 48%. Likewise, this ratio for the Sterling Small Cap Value portfolio was an equally impressive 47%. What these figures suggest is that our

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managed portfolios currently own companies that are more than 50% undervalued.
Regardless of one's perspective on "New Economy" versus "Old Economy", when such clear valuation inefficiencies exist, an investor's risk/reward outlook has potential to be extremely attractive.

During this year's first quarter a number of opportunities presented themselves that allowed us to establish or expand portfolio positions in several attractive sectors. In the Sterling Partners' Equity Portfolio, wireless communications, healthcare, and insurance are industries in which we increased our exposure. Although sometimes not viewed as a wireless provider, Alltel claims one of the most attractive cellular franchises in the United States. Its subscriber base, which exceeds five million, covers both the Southeastern and Western parts of the US. In addition to this cellular operation Alltel is the 9th largest local phone operator providing service to primarily rural areas. The valuation of Alltel reflects concerns about the future of local phone operators as the competitive landscape changes. However, as both voice and data migrate to the wireless environment we believe that the inherent value of cellular licenses will continue to rise.

Prior to the explosion of Internet related companies, healthcare was often viewed as the classic growth industry. Claiming tremendous demographic support, pharmaceutical companies generate rather consistent earnings growth and typically have limited competition due to patent protection. Historically, these characteristics have supported P/E multiples for pharmaceutical stocks that have been at large premiums to the broader market. However, over the last twelve months valuations for some of the largest pharma companies have severely contracted as investors have pulled capital from this industry and re-deployed it into internet companies whose business models are based on concept rather than cash flow. This scenario has afforded us an opportunity to purchase several leading healthcare companies at stock prices well below what we perceive to be their intrinsic value. In total, our large cap healthcare weighting approximates 8% of the Sterling Partners' Equity Portfolio and consists of stellar companies such as Merck*, Abbott Labs, and Baxter International.

Berkshire Hathaway is closely associated with its well-known Chairman - Warren Buffett. In fact, most people view this company as an investment vehicle for the legendary Mr. Buffett rather than an operating company. Although perhaps a fair characterization a decade ago, Berkshire has transformed itself into one of the world's largest insurance companies. It claims a dominant position in reinsurance via its General Re subsidiary and a fast growing presence in personal lines auto insurance through ownership of GEICO. In addition to leading market shares in various parts of the insurance market, Berkshire is fortunate to have one of the strongest balance

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sheets in the entire financial services industry. It is this stellar financial flexibility and the proven ability to deploy capital effectively that gets us so excited about the prospects for Berkshire Hathaway. During the first quarter of this year as concerns increased about likely interest rate hikes, investors sold virtually any financial stock. Included in this downdraft was Berkshire Hathaway, which for the first time in recent history saw its stock price approach book value. So compelling was this opportunity that we doubled the portfolio's position size in Berkshire to almost 4%. It was certainly comforting to note that even Mr. Buffett felt his stock price was an attractive investment opportunity at recent levels as he articulated in the company's annual report a willingness to repurchase shares for the first time in history.

The Sterling Partners' Small Cap Value Portfolio posted a return of 8.10% for the six months period ending April 30, 2000. The Russell 2000 Index and the Wilshire Small Cap Value Index returned 18.72% and 16.4%, respectively, for the same time period.

We have also been active in the Sterling Partners' Small Cap Value portfolio. Investors have had little appetite for smaller companies over the last few quarters, a situation that has created tremendous buying opportunities in many well-established businesses. One area in which we continue to find great value opportunities is within the Materials and Processing sector. This sector claims many of the basic industry companies such as those focused on paper production, chemicals, and other raw material products. There exist today two very positive variables that we believe will combine to drive the valuation of these companies higher. First, for the first time since the Asian debacle in 1998 many companies are enjoying volume growth and stable prices. These dynamics are the result of a generally strengthening worldwide economy. As there is little excess production capacity in these industries, demand is beginning to outstrip supply. The second favorable variable is accelerating consolidation within many of these industries. Many of the mergers that we have witnessed in this group have been transacted at significant premium valuations. Our recent purchase of Millenium Chemical and Rayonier broaden the portfolio's exposure to both the chemical and paper industries. We are particularly enthusiastic about opportunities we have found within the specialty chemical area, which include not only Millenium but also Airgas and Cytec. We believe that these three stocks have anywhere from 50-100% upside from current prices.

Another sector that we added to during the quarter was the energy services group. The price of oil has skyrocketed over the last twelve months from a low of just $10 a barrel to prices north of $30. We do not believe that the current inflated oil prices are sustainable and therefore find excessive the valuations attached to many energy related

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companies. However, both Coflexip and Varco possess depressed cash flow multiples in the face of improving fundamentals. Importantly, each of these companies has a very strong balance sheet that has enabled them to weather difficult environments and prosper during the good times. In our assessment, these firms are also unique in that both have demonstrated an ability to produce cycle returns that exceed their cost of capital. In the very capital intensive energy sector such excess returns are reflective of truly differentiated business models.

The performance of the Sterling Partners' Balanced portfolio was -2.45% for the last six months versus 5.1% for the comparative balanced benchmark. The balanced benchmark consist of 60% S&P 500 equity Index and 40% the Lehman Government Corporate Bond index. The under-performance of the balanced fund was the result of the lagging performance of the large cap equity segment of the portfolio. Over the last two months the Sterling Partners' Balanced Fund was up 2.0% versus the balanced benchmark of 4.3%.

* All or part of this security position may have been sold prior to the close of the period.

                       Sterling Partners'Equity Portfolio
                          Ten Largest Equity Holdings
                              (34.3% of Portfolio)

1. ALLTEL Corp. (5.0%)                     6. Berkshire Hathaway, Cl A (3.3%)
2. Diago PLC ADR (3.7%)                    7. Allstate Corp. (3.1%)
3. Praxair Inc. (3.7%)                     8. Baxter International (3.0%)
4. Philips Electronics ADR (3.5%)          9. Rayonier Inc. (2.9%)
5. First Data Corp. (3.4%)                10. Unicom Corp. (2.7%)

                  Sterling Partners' Small Cap Value Portfolio
                          Ten Largest Equity Holdings
                              (32.3% of Portfolio)

1. Cytec Industries Inc. (5.0%)            6. Avatar Holdings Inc. (2.9%)
2. Haemonetics Corp. (3.8%)                7. Gaylord Entertainment (2.8%)
3. Waddell & Reed Financial, Cl A (3.4%)   8. Clarcor Inc. (2.8%)
4. Pittston Brink's Group (3.3%)           9. Brady Corp., Cl A (2.7%)
5. White Mountains Insurance Group (2.9%) 10. Artesyn Technologies (2.7%)

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Fixed Income

The extreme volatility in the financial markets has encouraged us to be more trading oriented in our bond objectives. The economic fundamentals suggest being quite conservative in managing interest rate risk. As currently projected, a 6% growth rate for GDP in the first quarter of this year combined with the 7% registered in the fourth quarter of last year will be the strongest consecutive quarterly growth for the economy in over 15 years. In addition to this remarkable growth, the bond market has also been faced with manageable yet steadily rising levels of inflation.

While the fundamental backdrop for interest rates has been of concern, the technicals associated with the Treasury Department's buyback of debt have resulted in a very strong demand for U.S. Treasury securities. Additionally, the increased level of volatility in the equity markets has encouraged some reallocation of assets away from stocks and into bonds. This demand for Treasury securities has meant that government securities have far outperformed all other asset classes of fixed income securities during the first quarter of this year. Due to ongoing need for the government's buyback program and equity market volatility, we believe that it is important that we maintain an exposure in Treasury securities that is at least equal to the assigned benchmark for each portfolio.

During the last six months we have consistently looked to upgrade the quality of the corporate holdings and improve the structure of bonds held in our portfolios. We anticipate that the inversion of the Treasury yield curve (longer rates lower than short term rates) will continue as long as the government continues to operate at a surplus. This inversion has significant implications for yields on all other fixed income securities as well. Traditional spread relationships between Treasuries and spread product (all non-Treasury debt obligations) are being challenged. We feel that these unique market conditions will provide us opportunities to add very attractive corporate and agency securities to our portfolios.

It is our belief that the Federal Reserve will be able to rein in the excessive level of growth in the economy but not without more monetary restraint. We expect that the Fed will need to raise short rates by an additional 50 to 75 basis points this year to reduce the level of growth in the economy to the more desirable 3% to 3.5% range. While positioning our portfolios for further rate increases did not pay off in the first quarter of this year, this increased level of flexibility will protect our clients moving forward and give us a better buying opportunity in the months ahead.

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We thank you for your continued confidence in Sterling Capital Management.

Sincerely,

STERLING CAPITAL MANAGEMENT

All performance presented in this report is historical and should not be construed as a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. A portfolio's performance assumes the reinvestment of all dividends and capital gains.

   There are no assurances that a portfolio will meet its stated objectives.

A portfolio's holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

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                       Definition of Comparative Indices
                       ---------------------------------

AMEX Biotech Index is a price-weighted index of biotech oriented companies listed on the American Stock Exchange.

Balanced Benchmark is a hypothetical combination of unmanaged indices, reflecting the portfolio's neutral mix of 60% stocks and 40% bonds (60% S&P 500 Index/40% Lehman Brothers Government/Corporate Index).

Dow Jones Industrial Average is a price-weighted average of thirty blue-chip stocks that are generally the leaders in their industry and are listed on the New York Stock Exchange. It has been a widely followed indicator of the stock market since October 1, 1928.

Lehman Government/Corporate Index is an unmanaged index of investment grade bonds, including U.S. government treasury bonds, corporate bonds and yankee bonds.

NASDAQ Composite Index is a market capitalization, price only, unmanaged index that tracks the performance of domestic common stocks traded on the regular NASDAQ market as well as national market system traded foreign common stocks and ADRs.

Russell 1000 Index is an unmanaged index, comprised of 1,000 stocks of U.S. companies with large market capitalizations.

Russell 2000 Index is an unmanaged index comprised of 2,000 stocks of U.S. companies with small market capitalization.

S&P 500 Index is an unmanaged index comprised of stocks representing major U.S. market industries, including 400 industrial stocks, 40 financial stocks, 40 utility stocks and 20 transportation stocks.

Wilshire Large Cap Value Index measures large capitalization stocks of U.S. companies that exhibit value characteristics.

Wilshire Small Cap Value Index measures small capitalizations stocks of U.S. companies that exhibit value characteristics.

    Index returns assume reinvestment of dividends and, unlike a portfolio's returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

       Please note that one cannot invest directly in an unmanaged index.

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                                           APRIL 30, 2000 (Unaudited)

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PORTFOLIO OF INVESTMENTS
COMMON STOCKS - 58.9%

                                                       Shares            Value
                                                     ----------       ----------
BANKS -- 4.6%
     Bank of America................................      8,090       $  396,410
     Bank One.......................................     18,300          558,150
     First Union....................................      9,350          298,031
     J.P. Morgan....................................      6,495          833,796
     Keycorp........................................     14,025          259,462
                                                                      ----------
                                                                       2,345,849
                                                                      ----------
BASIC RESOURCES -- 1.7%
     Rayonier.......................................     18,475          867,170
                                                                      ----------
BROADCASTING,NEWSPAPERS & ADVERTISING -- 0.8%
     Comcast, Cl A..................................     10,000          390,000
                                                                      ----------
BUILDING & CONSTRUCTION -- 1.1%
     Sherwin-Williams...............................     22,800          567,150
                                                                      ----------
CHEMICALS -- 0.7%
     Airgas*........................................     56,100          329,587
                                                                      ----------
COMPUTERS & SERVICES -- 5.4%
     Compaq Computer................................     28,475          832,894
     Hewlett Packard................................      3,900          526,500
     International Business Machines................      7,250          809,281
     Unisys*........................................     23,525          545,486
                                                                      ----------
                                                                       2,714,161
                                                                      ----------
CONTROLS -- 1.5%
     Honeywell International........................     13,425          751,800
                                                                      ----------
DIVERSIFIED OPERATIONS -- 2.3%
     Berkshire Hathaway, Cl A*......................         12          711,600
     Berkshire Hathaway, Cl B*......................        240          459,870
                                                                      ----------
                                                                       1,171,470
                                                                      ----------
ELECTRICAL TECHNOLOGY -- 0.4%
     Energizer Holdings*............................     10,566          180,282
                                                                      ----------
ELECTRONICS -- 2.1%
     Philips Electronics ADR........................     23,460        1,046,902
                                                                      ----------

The accompanying notes are an integral part of the financial statements.

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                                           APRIL 30, 2000 (Unaudited)

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COMMON STOCKS -- continued

                                                      Shares            Value
                                                    -----------       ----------
ENERGY -- 7.5%
     Chevron........................................      7,540       $  641,843
     Exxon Mobil....................................      7,829          608,215
     Praxair........................................     25,150        1,117,603
     Royal Dutch Petroleum ADR......................     11,175          641,166
     USX-Marathon Group.............................     34,350          800,784
                                                                      ----------
                                                                       3,809,611
                                                                      ----------
ENTERTAINMENT -- 1.1%
     Walt Disney....................................     12,925          559,814
                                                                      ----------
FINANCIAL SERVICES -- 3.4%
     Fannie Mae.....................................     10,250          618,203
     Freddie Mac....................................     13,875          637,383
     H&R Block......................................     10,925          456,802
                                                                      ----------
                                                                       1,712,388
                                                                      ----------
FOOD,BEVERAGE & TOBACCO -- 5.2%
     Diageo ADR.....................................     33,079        1,124,686
     Nabisco Holdings, Cl A.........................     17,100          642,319
     Philip Morris..................................     14,400          315,000
     Ralston Purina Group...........................     31,375          554,945
                                                                      ----------
                                                                       2,636,950
                                                                      ----------
HEALTH CARE -- 1.0%
     Mallinckrodt...................................     17,875          480,391
                                                                      ----------
HOME FURNISHINGS & APPLIANCES -- 1.1%
     Black & Decker.................................     13,725          577,308
                                                                      ----------
INSURANCE -- 2.9%
     Allstate.......................................     40,250          950,906
     Progressive....................................      8,175          534,952
                                                                      ----------
                                                                       1,485,858
                                                                      ----------
MANUFACTURING-- 0.4%
     Fortune Brands.................................      8,575          214,375
                                                                      ----------

The accompanying notes are an integral part of the financial statements.

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                                           APRIL 30, 2000 (Unaudited)

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COMMON STOCKS -- continued

                                                        Shares          Value
                                                      -----------     ----------
MEDICAL PRODUCTS -- 1.9%
     Baxter International...........................     14,500       $  944,313
     Edwards Lifesciences*..........................      2,660           39,900
                                                                      ----------
                                                                         984,213
                                                                      ----------
MISCELLANEOUS BUSINESS SERVICES -- 3.0%
     First Data.....................................     21,175        1,030,958
     Manpower.......................................     13,775          486,430
                                                                      ----------
                                                                       1,517,388
                                                                      ----------
PHARMACEUTICALS -- 1.3%
     Abbott Laboratories............................     17,100          657,281
                                                                      ----------
PRINTING & PUBLISHING -- 1.7%
     Hollinger International........................     67,325          849,978
                                                                      ----------
TELEPHONES & TELECOMMUNICATIONS -- 6.2%
     ALLTEL.........................................     22,775        1,517,384
     AT&T...........................................      7,000          326,813
     Bell Atlantic..................................     12,325          730,256
     SBC Communications.............................     12,835          562,333
                                                                      ----------
                                                                       3,136,786
                                                                      ----------
UTILITIES -- 1.6%
     Unicom.........................................     20,975          833,756
                                                                      ----------

     TOTAL COMMON STOCKS
          (Cost $29,077,399)........................                  29,820,468
                                                                      ----------
CORPORATE BONDS -- 15.0%

                                                       Face
                                                      Amount            Value
                                                    -----------       ----------
COMMUNICATIONS EQUIPMENT -- 1.8%
     Lucent Technologies
          5.500%, 11/15/08..........................$ 1,000,000       $  887,500
                                                                      ----------
COMPUTERS -- 3.9%
     Dell Computer
          6.550%, 04/15/08..........................    500,000          468,125
     IBM
          5.375%, 02/01/09..........................  1,750,000        1,522,500
                                                                      ----------
                                                                       1,990,625
                                                                      ----------

The accompanying notes are an integral part of the financial statements.

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                                           APRIL 30, 2000 (Unaudited)

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CORPORATE BONDS -- continued

                                                       Face
                                                      Amount            Value
                                                    -----------      -----------
FINANCIAL SERVICES -- 5.9%
     Ford Motor Credit
          7.375%, 10/28/09........................  $ 1,100,000      $ 1,065,625
     Morgan Stanley, Dean Witter, Discover
          6.375%, 08/01/02........................    2,000,000        1,950,000
                                                                     -----------
                                                                       3,015,625
                                                                     -----------
RETAIL -- 1.0%
     Nike
          6.375%, 12/01/03........................      500,000          481,875
                                                                     -----------
UTILITIES -- 2.4%
     Georgia Power
          6.625%, 04/01/03........................    1,250,000        1,223,438
                                                                     -----------
     TOTAL CORPORATE BONDS
          (Cost $8,099,201).......................                     7,599,063
                                                                     -----------
U.S. GOVERNMENT & AGENCY SECURITIES -- 21.8%

MORTGAGE-BACKED SECURITIES -- 5.0%
     FNMA
          6.500%, 08/15/04........................    1,000,000          971,570
     FHLMC, Gold Pool #C00255, Estimated Average
          Life 09/06
          6.250%, 07/15/04........................      675,000          649,688
          7.000%, 09/01/23........................      930,513          891,255
                                                                     -----------
                                                                       2,512,513
                                                                     -----------
U.S.TREASURY OBLIGATIONS -- 16.8%
     U.S. Treasury Bond
          7.500%, 11/15/16........................    2,000,000        2,243,040
     U.S. Treasury Notes
          6.625%, 05/15/07........................    1,250,000        1,259,275
          6.500%, 10/15/06........................    2,300,000        2,297,240
          5.875%, 11/15/04........................      900,000          875,880
          5.625%, 05/15/08........................    1,950,000        1,853,709
                                                                     -----------
                                                                       8,529,144
                                                                     -----------
     TOTAL U.S. GOVERNMENT & AGENCY SECURITIES
          (Cost $11,149,681)......................                    11,041,657
                                                                     -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                  STERLING PARTNERS' BALANCED PORTFOLIO
                                           APRIL 30, 2000 (Unaudited)

--------------------------------------------------------------------------------

SHORT-TERM INVESTMENT -- 4.8%

                                                      Face
                                                     Amount            Value
                                                   -----------      -----------
REPURCHASE AGREEMENT -- 4.8%
     Chase Securities, Inc. 5.65%, dated
          04/28/00, due 05/01/00, to be
          repurchased at $2,447,152,
          collateralized by $2,680,691
          of a U.S. Treasury Note valued
          at $2,446,054 (Cost $2,446,000)......    $ 2,446,000      $ 2,446,000
                                                                    ===========
     TOTAL INVESTMENTS -- 100.5%
          (Cost $50,772,281) (a)...............                      50,907,188
                                                                    -----------
     OTHER ASSETS AND LIABILITIES,
          NET -- (0.5%)........................                        (233,526)
                                                                    -----------
     TOTAL NET ASSETS -- 100.0%................                     $50,673,662
                                                                    ===========

        * Non-Income Producing Security

      ADR American Depositary Receipt

       Cl Class

    FHLMC Federal Home Loan Mortgage Corporation

     FNMA Federal National Mortgage Association

      (a) The cost for federal income tax purposes was $50,772,281. At April 30, 2000, net unrealized appreciation for all securities based on tax cost was $134,907. This consisted of aggregate gross unrealized appreciation for all securities of $3,225,672 and aggregate gross unrealized depreciation for all securities of $3,090,765.




The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                    STERLING PARTNERS' EQUITY PORTFOLIO
                                             APRIL 30, 2000 (Unaudited)

--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
COMMON STOCKS - 98.6%

                                                        Shares          Value
                                                      -----------    -----------
BANKS -- 7.7%
     Bank of America................................      6,600      $   323,400
     Bank One.......................................     14,925          455,212
     First Union....................................      7,625          243,047
     J.P. Morgan....................................      5,300          680,387
     Keycorp........................................     11,275          208,587
                                                                     -----------
                                                                       1,910,633
                                                                     -----------
BASIC RESOURCES -- 2.9%
     Rayonier.......................................     15,075          707,583
                                                                     -----------
BROADCASTING,NEWSPAPERS & ADVERTISING -- 1.3%
     Comcast, Cl A..................................      8,325          324,675
                                                                     -----------
BUILDING & CONSTRUCTION -- 1.8%
     Sherwin-Williams...............................     18,175          452,103
                                                                     -----------
CHEMICALS -- 1.1%
     Airgas*........................................     44,575          261,878
                                                                     -----------
COMPUTERS & SERVICES -- 9.0%
     Compaq Computer................................     22,700          663,975
     Hewlett Packard................................      3,450          465,750
     International Business Machines................      5,900          658,588
     Unisys*........................................     19,250          446,359
                                                                     -----------
                                                                       2,234,672
                                                                     -----------
CONTROLS -- 2.7%
     Honeywell International........................     11,950          669,200
                                                                     -----------
DIVERSIFIED OPERATIONS -- 4.0%
     Berkshire Hathaway, Cl A*......................         14          830,200
     Berkshire Hathaway, Cl B*......................         90          172,451
                                                                     -----------
                                                                       1,002,651
                                                                     -----------
ELECTRICAL TECHNOLOGY -- 0.6%
     Energizer Holdings*............................      8,291          141,465
                                                                     -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                    STERLING PARTNERS' EQUITY PORTFOLIO
                                             APRIL 30, 2000 (Unaudited)

--------------------------------------------------------------------------------

COMMON STOCKS -- continued

                                                        Shares          Value
                                                      -----------    -----------
ELECTRONICS -- 3.5%
     Philips Electronics ADR........................     19,184      $   856,086
                                                                     -----------
ENERGY -- 12.8%
     Chevron........................................      6,143          522,923
     Exxon Mobil....................................      7,457          579,316
     Praxair........................................     20,550          913,191
     Royal Dutch Petroleum ADR......................      9,100          522,113
     USX-Marathon Group.............................     27,350          637,597
                                                                     -----------
                                                                       3,175,140
                                                                     -----------
ENTERTAINMENT -- 1.8%
     Walt Disney....................................     10,550          456,947
                                                                     -----------
FINANCIAL SERVICES -- 5.6%
     Fannie Mae.....................................      8,350          503,609
     Freddie Mac....................................     11,350          521,391
     H&R Block......................................      8,950          374,222
                                                                     -----------
                                                                       1,399,222
                                                                     -----------
FOOD,BEVERAGE & TOBACCO -- 8.6%
     Diageo ADR.....................................     26,882          913,988
     Nabisco Holdings, Cl A.........................     13,961          524,410
     Philip Morris..................................     11,773          257,534
     Ralston Purina Group...........................     25,275          447,052
                                                                     -----------
                                                                       2,142,984
                                                                     -----------
HEALTH CARE -- 1.6%
     Mallinckrodt...................................     14,550          391,031
                                                                     -----------
HOME FURNISHINGS & APPLIANCES -- 1.9%
     Black & Decker.................................     11,175          470,048
                                                                     -----------
INSURANCE -- 4.8%
     Allstate.......................................     32,825          775,491
     Progressive....................................      6,425          420,436
                                                                     -----------
                                                                       1,195,927
                                                                     -----------
MANUFACTURING -- 0.7%
     Fortune Brands.................................      6,950          173,750
                                                                     -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                    STERLING PARTNERS' EQUITY PORTFOLIO
                                             APRIL 30, 2000 (Unaudited)

--------------------------------------------------------------------------------

COMMON STOCKS -- continued

                                                        Shares          Value
                                                      -----------    -----------
MEDICAL PRODUCTS -- 3.2%
     Baxter International...........................     11,600      $   755,450
     Edwards Lifesciences*..........................      2,520           37,800
                                                                     -----------
                                                                         793,250
                                                                     -----------
MISCELLANEOUS BUSINESS SERVICES -- 5.0%
     First Data.....................................     17,275          841,077
     Manpower.......................................     11,275          398,148
                                                                     -----------
                                                                       1,239,225
                                                                     -----------
PHARMACEUTICALS -- 2.2%
     Abbott Laboratories............................     13,975          537,164
                                                                     -----------
PRINTING & PUBLISHING -- 2.7%
     Hollinger International........................     52,890          667,736
                                                                     -----------
TELEPHONES & TELECOMMUNICATIONS -- 10.4%
     ALLTEL.........................................     18,625        1,240,891
     AT&T...........................................      5,712          266,679
     Bell Atlantic..................................     10,125          599,906
     SBC Communications.............................     10,450          457,841
                                                                     -----------
                                                                       2,565,317
                                                                     -----------
UTILITIES -- 2.7%
     Unicom.........................................     17,125          680,719
                                                                     -----------
     TOTAL COMMON STOCKS
          (Cost $23,477,906)........................                  24,449,406
                                                                     -----------
SHORT-TERM INVESTMENT -- 1.4%

                                                        Face
                                                       Amount          Value
                                                     -----------    -----------
REPURCHASE AGREEMENT -- 1.4%
     Chase Securities, Inc. 5.65%, dated 04/28/00,
          due 05/01/00, to be repurchased at
          $349,164, collateralized by $382,486 of a
          U.S. Treasury Note valued at $349,007
          (Cost $349,000)...........................   $349,000         349,000
                                                                    -----------
     TOTAL INVESTMENTS -- 100.0% (Cost $23,826,906)
          (a).......................................                $24,798,406
                                                                    -----------
     OTHER ASSETS AND LIABILITIES, NET -- 0.0%......                     (4,138)
                                                                    -----------
     TOTAL NET ASSETS -- 100.0%.....................                $24,794,268
                                                                    ===========

     * Non-Income Producing Security
   ADR American Depositary Receipt
    Cl Class
   (a) The cost for federal income tax purposes was $23,826,906. At April 30, 2000, net unrealized appreciation for all securities based on tax cost was $971,500. This consisted of aggregate gross unrealized appreciation for all securities of $2,995,187 and aggregate gross unrealized depreciation for all securities of $2,023,687.


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                           STERLING PARTNERS' SMALL CAP VALUE PORTFOLIO
                                             APRIL 30, 2000 (Unaudited)

--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
COMMON STOCKS -- 92.8%

                                                        Shares          Value
                                                      -----------    -----------

BANKS -- 1.7%
     Oceanfirst Financial...........................     48,200      $   768,187
                                                                     -----------
BASIC RESOURCES -- 1.7%
     Rayonier.......................................     16,425          770,948
                                                                     -----------
BROADCASTING, NEWSPAPERS & ADVERTISING -- 2.1%
     True North Communications......................     23,950          986,441
                                                                     -----------
BUILDING & CONSTRUCTION -- 1.4%
     Texas Industries...............................     19,950          650,869
                                                                     -----------
CHEMICALS -- 8.8%
     Airgas*........................................    119,075          699,566
     Cytec Industries*..............................     76,400        2,301,550
     Millenium Chemicals............................     52,100        1,038,744
                                                                     -----------
                                                                       4,039,860
                                                                     -----------
COMPUTERS & SERVICES -- 3.7%
     Artesyn Technologies*..........................     51,200        1,241,600
     Transaction Systems Architects*................     28,800          469,800
                                                                     -----------
                                                                       1,711,400
                                                                     -----------
CONSTRUCTION -- 0.1%
     Perini*........................................     15,705           53,986
                                                                     -----------
CONSUMER DISCRETIONARY -- 1.8%
     Bell & Howell*.................................     32,000          850,000
                                                                     -----------
CONSUMER DURABLES -- 0.8%
     National R.V. Holdings*........................     28,550          349,737
                                                                     -----------
CONSUMER NON-DURABLES -- 2.0%
     Ralcorp Holdings*..............................     68,225          942,358
                                                                     -----------
ENTERTAINMENT & LEISURE TIME -- 2.8%
     Gaylord Entertainment..........................     54,900        1,314,169
                                                                     -----------
FINANCIAL SERVICES -- 6.0%
     Dain Rauscher..................................     19,750        1,223,266
     Waddell & Reed Financial, Cl A.................     58,162        1,548,563
                                                                     -----------
                                                                       2,771,829
                                                                     -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                             STERLING PARTNERS'
                                                      SMALL CAP VALUE PORTFOLIO
                                                      APRIL 30, 2000 (Unaudited)

--------------------------------------------------------------------------------

COMMON STOCKS -- continued

                                                        Shares          Value
                                                      -----------    -----------

GAS UTILITIES -- 4.0%
     AGL Resources..................................     30,175      $   528,062
     Peoples Energy.................................     16,050          498,553
     Piedmont Natural Gas...........................     28,400          802,300
                                                                     -----------
                                                                       1,828,915
                                                                     -----------
HEALTH CARE -- 9.0%
     Acuson*........................................     72,500          892,656
     Arrow International............................     19,000          647,188
     Haemonetics*...................................     75,500        1,736,500
     Owens & Minor..................................     73,300          879,600
                                                                     -----------
                                                                       4,155,944
                                                                     -----------
INSURANCE -- 8.2%
     Hilb, Rogal and Hamilton.......................     38,900        1,101,356
     Horace Mann Educators..........................     57,210          833,121
     Stewart Information Services...................     34,900          497,325
     White Mountains Insurance Group................      9,725        1,352,383
                                                                     -----------
                                                                       3,784,185
                                                                     -----------
MACHINERY -- 3.9%
     Crane..........................................     45,200        1,214,750
     Varco International*...........................     47,100          588,750
                                                                     -----------
                                                                       1,803,500
                                                                     -----------
MANUFACTURING -- 4.4%
     Brady, Cl A....................................     42,480        1,247,850
     SPS Technologies*..............................     25,625          803,984
                                                                     -----------
                                                                       2,051,834
                                                                     -----------
MEDICAL PRODUCTS -- 1.8%
     Mentor.........................................     45,925          812,298
                                                                     -----------
MISCELLANEOUS BUSINESS SERVICES-- 3.9%
     Insurance Auto Auctions*.......................     39,900          663,338
     Interim Services*..............................     65,650        1,124,256
                                                                     -----------
                                                                       1,787,594
                                                                     -----------
PETROLEUM & FUEL PRODUCTS-- 2.5%
     Coflexip-Sponsored ADR.........................     22,900        1,162,175
                                                                     -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                             STERLING PARTNERS'
                                                      SMALL CAP VALUE PORTFOLIO
                                                      APRIL 30, 2000 (Unaudited)

--------------------------------------------------------------------------------

COMMON STOCKS -- continued

                                                        Shares          Value
                                                      -----------    -----------
PRINTING & PUBLISHING -- 1.9%
     Hollinger International........................     69,500      $   877,438
                                                                     -----------
PRODUCER DURABLES -- 2.8%
     Clarcor........................................     71,345        1,284,210
                                                                     -----------
REAL ESTATE INVESTMENT TRUSTS -- 7.1%
     Avatar Holdings*...............................     68,950        1,335,906
     BRE Properties, Cl A...........................     34,700          969,431
     First Industrial Realty Trust..................     32,800          986,050
                                                                     -----------
                                                                       3,291,387
                                                                     -----------
RETAIL -- 2.4%
     Payless ShoeSource*............................     20,200        1,113,525
                                                                     -----------
SERVICES -- 5.1%
     Pittston Brink's Group.........................     94,050        1,540,069
     Wallace Computer Services......................     72,300          790,781
                                                                     -----------
                                                                       2,330,850
                                                                     -----------
TEXTILES & APPAREL -- 1.4%
     Nautica Enterprises*...........................     58,400          653,350
                                                                     -----------
TRANSPORTATION -- 1.5%
     Arnold Industries..............................     58,690          678,603
                                                                     -----------
     TOTAL COMMON STOCKS
          (Cost $44,928,031)........................                  42,825,592
                                                                     -----------

SHORT-TERMINVESTMENT -- 7.2%

                                                       Face
                                                      Amount            Value
                                                    -----------      -----------
REPURCHASE AGREEMENT -- 7.2%
     Chase Securities, Inc. 5.65%, dated 04/28/00,
          due 05/01/00, to be repurchased at
          $3,322,564, collateralized by $3,639,646
          of a U.S. Treasury Note valued at
          $3,321,073 (Cost $3,321,000).............. $3,321,000        3,321,000
                                                                     -----------
     TOTAL INVESTMENTS -- 100.0% (Cost $48,249,031)
          (a).......................................                  46,146,592
                                                                     -----------
     OTHER ASSETS AND LIABILITIES, NET -- 0.0%......                       4,278
                                                                     -----------
     TOTAL NET ASSETS -- 100.0%.....................                 $46,150,870
                                                                     ===========

     * Non-Income Producing Security
   ADR American Depositary Receipt
    Cl Class
   (a) The cost for federal income tax purposes was $48,249,031. At April 30, 2000, net unrealized appreciation for all securities based on tax cost was $2,102,439. This consisted of aggregate gross unrealized appreciation for all securities of $4,305,145 and aggregate gross unrealized depreciation for all securities of $6,407,584.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                          STERLING PARTNERS' PORTFOLIOS
                                                   APRIL 30, 2000 (Unaudited)

--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES
                                                                                    Sterling
                                                    Sterling        Sterling        Partners'
                                                    Partners'       Partners'       Small Cap
                                                    Balanced        Equity          Value
                                                    Portfolio       Portfolio       Portfolio
                                                   ------------   ------------    ------------
Assets
Investments, at Cost ...........................   $ 50,772,281   $ 23,826,906    $ 48,249,031
                                                   ============   ============    ============
Investments, at Value - Note A .................   $ 50,907,188   $ 24,798,406    $ 46,146,592
Cash ...........................................             --          2,254           1,891
Dividends and Interest Receivable ..............        348,261         20,342           8,201
Receivable for Portfolio Shares Sold ...........          5,931             56          35,975
Other Assets ...................................          7,427          5,822           8,978
                                                   ------------   ------------    ------------
  Total Assets .................................     51,268,807     24,826,880      46,201,637
                                                   ------------   ------------    ------------
Liabilities
Payable for Portfolio Shares Redeemed ..........        533,701          6,597              23
Payable for Investment Advisory Fees - Note B ..         22,922          5,478          30,584
Payable for Custodian Fees - Note D ............         11,131          4,212           4,003
Payable for Administrative Fees - Note C .......          5,727          4,370           8,026
Payable for Directors' Fees - Note F ...........            888            596             429
Other Liabilities ..............................         20,776         11,359           7,702
                                                   ------------   ------------    ------------
  Total Liabilities ............................        595,145         32,612          50,767
                                                   ------------   ------------    ------------
Net Assets .....................................   $ 50,673,662   $ 24,794,268    $ 46,150,870
                                                   ============   ============    ============
Net Assets Consist of:
Paid in Capital ................................     49,333,107     21,656,585      43,570,296
Net Investment Income (Loss) ...................        150,723        (20,049)         (6,677)
Accumulated Net Realized Gain ..................      1,054,925      2,186,232       4,689,690
Unrealized Appreciation (Depreciation) .........        134,907        971,500      (2,102,439)
                                                   ------------   ------------    ------------
Net Assets .....................................   $ 50,673,662   $ 24,794,268    $ 46,150,870
                                                   ============   ============    ============
Institutional Class Shares
Shares Issued and Outstanding ($0.001 par value)
  (Authorized 25,000,000) ......................      4,797,524      1,817,548       3,420,340
Net Asset Value, Offering and Redemption
  Price Per Share ..............................   $      10.56   $      13.64    $      13.49
                                                   ============   ============    ============

The accompanying notes are an integral part of the financial statements.

UAM AM FUNDS                                       STERLING PARTNERS' PORTFOLIO
                                                   FOR THE SIX MONTHS ENDED
                                                   APRIL 30, 2000 (Unaudited))

--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS
                                                                                    Sterling
                                                    Sterling        Sterling        Partners'
                                                    Partners'       Partners'       Small Cap
                                                    Balanced        Equity          Value
                                                    Portfolio       Portfolio       Portfolio
                                                   ------------   ------------    ------------

Investment Income
Dividends ......................................   $   366,769    $   346,251    $   267,885
Interest .......................................       734,616         41,682         53,966
                                                   -----------    -----------    -----------
  Total Income .................................     1,101,385        387,933        321,851
                                                   -----------    -----------    -----------
Expenses
Investment Advisory Fees -- Note B .............       192,085        115,908        216,795
Administrative Fees -- Note C ..................        62,802         53,145         59,477
Networking Fees ................................        35,253          7,014          6,044
Custodian Fees -- Note D .......................        11,557          8,433          5,910
Registration and Filing Fees ...................         9,457          7,708          9,098
Audit Fees .....................................         8,090          7,014          6,492
Legal Fees .....................................         2,359          1,520          1,474
Printing Fees ..................................         2,290          4,171          3,103
Directors' Fees -- Note F ......................         1,922          1,640          1,578
Other Expenses .................................        12,659          6,922          9,212
Investment Advisory Fees Waived -- Note B ......       (34,285)       (45,228)       (34,159)
                                                   -----------    -----------    -----------
  Net Expenses Before Expense Offset ...........       304,189        168,247        285,024

Expense Offset -- Note A .......................        (4,960)        (4,234)        (2,346)
                                                   -----------    -----------    -----------
  Net Expenses After Expense Offset ............       299,229        164,013        282,678
                                                   -----------    -----------    -----------
Net Investment Income ..........................       802,156        223,920         39,173
                                                   -----------    -----------    -----------
Net Realized Gain on Investments ...............     1,088,909      2,187,704      4,769,582
Net Change in Unrealized Appreciation
  (Depreciation) on Investments ................    (3,824,428)    (4,562,976)    (1,512,794)
                                                   -----------    -----------    -----------
Net Gain (Loss) on Investments .................    (2,735,519)    (2,375,272)     3,256,788
                                                   -----------    -----------    -----------
Net Increase (Decrease) in Net Assets Resulting
  from Operations ..............................   $(1,933,363)   $(2,151,352)   $ 3,295,961
                                                   ===========    ===========    ===========


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                  STERLING PARTNERS' BALANCED PORTFOLIO

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS


                                                                               Six           Months
                                                                              Ended           Year
                                                                             April 30,        Ended
                                                                               2000        October 31,
                                                                            (Unaudited)        1999
                                                                           ------------    ------------
Increase (Decrease) in Net Assets
Operations:
  Net Investment Income ................................................   $    802,156    $  1,894,415
  Net Realized Gain ....................................................      1,088,909       5,360,457
  Net Change in Unrealized Appreciation (Depreciation) .................     (3,824,428)     (2,717,082)
                                                                           ------------    ------------
  Net Increase (Decrease) in Net Assets Resulting
    from Operations ....................................................     (1,933,363)      4,537,790
                                                                           ------------    ------------
Distributions:
  Net Investment Income ................................................       (917,224)     (1,824,943)
  Net Realized Gain ....................................................     (5,390,010)     (5,953,083)
                                                                           ------------    ------------
  Total Distributions ..................................................     (6,307,234)     (7,778,026)
                                                                           ------------    ------------
Capital Share Transactions: (1)
  Issued ...............................................................      9,683,690       8,333,771
  In Lieu of Cash Distributions ........................................      6,043,488       7,329,851
  Redeemed .............................................................    (18,718,167)    (29,062,420)
                                                                           ------------    ------------
  Net Decrease from Capital Share Transactions .........................     (2,990,989)    (13,398,798)
                                                                           ------------    ------------
    Total Decrease .....................................................    (11,231,586)    (16,639,034)

Net Assets:
  Beginning of Period ..................................................     61,905,248      78,544,282
                                                                           ------------    ------------
End of Period (including undistributed net investment income of
  $186,755 and $265,791, respectively) .................................   $ 50,673,662    $ 61,905,248
                                                                           ============    ============
(1) Shares Issued and Redeemed:
  Issued ...............................................................        912,730         675,331
  In Lieu of Cash Distributions ........................................        564,484         612,615
  Redeemed .............................................................     (1,781,090)     (2,319,352)
                                                                           ------------    ------------
  Net Decrease in Shares Outstanding ...................................       (303,876)     (1,031,406)
                                                                           ============    ============

The accompanying notes are an integral part of the financial statements

UAM FUNDS                                    STERLING PARTNERS' EQUITY PORTFOLIO

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS


                                                                               Six           Months
                                                                              Ended           Year
                                                                             April 30,        Ended
                                                                               2000        October 31,
                                                                            (Unaudited)        1999
                                                                           ------------    ------------
Increase (Decrease) in Net Assets
Operations:
  Net Investment Income ................................................   $    223,920    $    598,407
  Net Realized Gain ....................................................      2,187,704       4,904,065
  Net Change in Unrealized Appreciation (Depreciation) .................     (4,562,976)       (780,941)
                                                                           ------------    ------------
  Net Increase (Decrease) in Net Assets Resulting
    from Operations ....................................................     (2,151,352)      4,721,531
                                                                           ------------    ------------
Distributions:
  Net Investment Income ................................................       (364,121)       (520,283)
  Net Realized Gain ....................................................     (4,894,702)     (5,019,872)
                                                                           ------------    ------------
  Total Distributions ..................................................     (5,258,823)     (5,540,155)
                                                                           ------------    ------------
Capital Share Transactions: (1)
  Issued ...............................................................      3,743,148       8,250,324
  In Lieu of Cash Distributions ........................................      4,225,806       4,752,356
  Redeemed .............................................................    (17,622,904)    (21,474,936)
                                                                           ------------    ------------
  Net Decrease from Capital Share Transactions .........................     (9,653,950)     (8,472,256)
                                                                           ------------    ------------
    Total Decrease .....................................................    (17,064,125)     (9,290,880)

Net Assets:
  Beginning of Period ..................................................     41,858,393      51,149,273
                                                                           ------------    ------------
  End of Period (including undistributed net investment income of
    $52,557 and $120,152, respectively) ................................   $ 24,794,268    $ 41,858,393
                                                                           ============    ============
(1) Shares Issued and Redeemed:
  Issued ...............................................................        265,688         479,535
  In Lieu of Cash Distributions ........................................        303,907         310,846
  Redeemed .............................................................     (1,301,743)     (1,284,402)
                                                                           ------------    ------------
  Net Decrease in Shares Outstanding ...................................       (732,148)       (494,021)
                                                                           ============    ============

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                              STERLING PARTNERS'
                                                       SMALL CAP VALUE PORTFOLIO

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS




                                                                               Six           Months
                                                                              Ended           Year
                                                                             April 30,        Ended
                                                                               2000        October 31,
                                                                            (Unaudited)        1999
                                                                           ------------    ------------
Increase (Decrease) in Net Assets
Operations:
  Net Investment Income ................................................   $     39,173    $     91,023
  Net Realized Gain ....................................................      4,769,582       1,241,489
  Net Change in Unrealized Appreciation (Depreciation) .................     (1,512,794)      2,026,862
                                                                           ------------    ------------
  Net Increase in Net Assets Resulting
    from Operations ....................................................      3,295,961       3,359,374
                                                                           ------------    ------------
Distributions:
  Net Investment Income ................................................        (69,662)        (67,211)
  Net Realized Gain ....................................................     (1,307,422)       (301,570)
                                                                           ------------    ------------
  Total Distributions ..................................................     (1,377,084)       (368,781)
                                                                           ------------    ------------
Capital Share Transactions:(1)
  Issued ...............................................................     13,130,093      15,560,264
  In Lieu of Cash Distributions ........................................      1,317,273         352,454
  Redeemed .............................................................    (14,318,039)    (10,031,990)
                                                                           ------------    ------------
  Net Increase from Capital Share Transactions .........................        129,327       5,880,728
                                                                           ------------    ------------
    Total Increase .....................................................      2,048,204       8,871,321

Net Assets:
  Beginning of Period ..................................................     44,102,666      35,231,345
                                                                           ------------    ------------
  End of Period (including undistributed net investment income of
    $(6,677) and $23,812, respectively) ................................   $ 46,150,870    $ 44,102,666
                                                                           ============    ============
(1) Shares Issued and Redeemed:
  Issued ...............................................................        973,964       1,250,539
  In Lieu of Cash Distributions ........................................        104,507          28,464
  Redeemed .............................................................     (1,081,429)       (809,005)
                                                                           ------------    ------------
  Net Increase (Decrease) in Shares Outstanding ........................         (2,958)        469,998
                                                                           ============    ============

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                  STERLING PARTNERS' BALANCED PORTFOLIO

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
                                                Selected Per Share Data & Ratios
                                  For a Share Outstanding Throughout Each Period

                                      Six Months
                                         Ended                           Years Ended October 31,
                                        April 30,    -----------------------------------------------------------------
                                          2000          1999           1998           1997         1996        1995
                                      ----------     ----------     ----------     ----------    --------    ---------
Net Asset Value,
  Beginning of Period ..........      $    12.13     $    12.81     $    13.91     $    12.55    $  11.86    $   11.13
                                      ----------     ----------     ----------     ----------    --------    ---------
Income from Investment
  Operations
  Net Investment Income ........            0.18           0.34           0.33           0.32        0.34         0.46
  Net Realized and Unrealized
    Gains ......................           (0.47)          0.28           0.52           2.32        1.38         1.04
                                      ----------     ----------     ----------     ----------    --------    ---------
  Total from Investment
    Operations .................           (0.29)          0.62           0.85           2.64        1.72         1.50
                                      ----------     ----------     ----------     ----------    --------    ---------
Distributions:
  Net Investment Income ........           (0.20)         (0.32)         (0.34)         (0.31)      (0.36)       (0.45)
  Net Realized Gain ............           (1.08)         (0.98)         (1.61)         (0.97)      (0.67)       (0.32)
                                      ----------     ----------     ----------     ----------    --------    ---------
    Total Distributions ........           (1.28)         (1.30)         (1.95)         (1.28)      (1.03)       (0.77)
                                      ----------     ----------     ----------     ----------    --------    ---------
Net Asset Value, End of
    Period .....................      $    10.56     $    12.13     $    12.81     $    13.91    $  12.55    $   11.86
                                      ==========     ==========     ==========     ==========    ========    =========
Total Return+ ..................           (2.45)%**       5.12%          6.58%         22.58%      15.52%       14.23%
                                      ==========     ==========     ==========     ==========    ========    =========
Ratios and Supplemental Data
Net Assets, End of Period
  (Thousands) ..................      $   50,674     $   61,905     $   78,544     $   78,283    $ 58,691    $  64.933
Ratio of Expenses to  Average
  Net Assets ...................            1.13% *        1.11%          1.11%          1.07%       1.03%        0.96%
Ratio of Net Investment Income
  to Average Net Assets ........            2.98% *        2.55%          2.46%          2.47%       2.77%        3.96%
Portfolio Turnover Rate ........              73%            82%            82%           133% ++      84%         130%

*    Annualized
**   Not Annualized
+ Total return would have been lower had certain fees not been waived and assumed by the Advisor during the period indicated.
++ The turnover rate was higher than normally anticipated due to increased shareholder activity within the Portfolio.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                    STERLING PARTNERS' EQUITY PORTFOLIO

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
                                                Selected Per Share Data & Ratios
                                  For a Share Outstanding Throughout Each Period

                                      Six Months
                                         Ended                           Years Ended October 31,
                                        April 30,    -----------------------------------------------------------------
                                          2000          1999           1998           1997         1996        1995
                                      ----------     ----------     ----------     ----------    --------    ---------

Net Asset Value,
  Beginning of Period ........      $    16.42     $    16.80     $    18.70     $    15.72     $   13.69    $   12.54
                                    ----------     ----------     ----------     ----------    ----------    ---------
Income from Investment
    Operations
  Net Investment Income ......            0.10           0.22           0.21           0.15          0.15         0.21
  Net Realized and Unrealized
    Gain .....................           (0.78)          1.30           0.60           4.55          3.01         1.73
                                    ----------     ----------     ----------     ----------    ----------    ---------
Total from Investment
    Operations ...............           (0.68)          1.52           0.81           4.70          3.16         1.94
                                    ----------     ----------     ----------     ----------    ----------    ---------
Distributions:
  Net Investment Income ......           (0.16)         (0.19)         (0.19)         (0.16)        (0.16)       (0.20)
  Net Realized Gain ..........           (1.94)         (1.71)         (2.52)         (1.56)        (0.97)       (0.59)
                                    ----------     ----------     ----------     ----------    ----------    ---------
    Total Distributions ......           (2.10)         (1.90)         (2.71)         (1.72)        (1.13)       (0.79)
                                    ----------     ----------     ----------     ----------    ----------    ---------
Net Asset Value, End of
    Period ...................      $    13.64     $    16.42     $    16.80     $    18.70     $   15.72    $   13.69
                                    ==========     ==========     ==========     ==========    ==========    =========
Total Return+ ................           (4.32)%**       9.94%          4.34%         32.46%        24.76%       16.61%
                                    ==========     ==========     ==========     ==========    ==========    =========
Ratios and Supplemental Data
Net Assets, End of Period
    (Thousands) ..............      $   24,794     $   41,858     $   51,149     $   49,886     $  32,943    $  31,969
Ratio of Expenses to Average
    Net Assets ...............            1.02% *        0.99%          0.99%          0.99%         0.99%        1.00%
Ratio of Net Investment Income
    to Average Net Assets ....            1.35% *        1.24%          1.13%          0.86%         1.01%        1.64%
Portfolio Turnover Rate ......              35%            66%            51%            57%           78%         135%

*    Annualized
**   Not Annualized
+ Total return would have been lower had certain fees not been waived and assumed by the Advisor during the periods indicated.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                              STERLING PARTNERS'
                                                       SMALL CAP VALUE PORTFOLIO

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                Selected Per Share Data & Ratios
                                  For a Share Outstanding Throughout Each Period

                                              Six Months                                    January 2,
                                                Ended                 Years Ended           1997*** to
                                               April 30,               October 31,          October 31,
                                                 2000            1999           1998           1997
                                              ----------      ----------     ----------     ----------
Net Asset Value, Beginning of Period ...      $    12.88      $    11.93     $    13.72     $    10.00
                                              ----------      ----------     ----------     ----------
Income from Investment Operations
  Net Investment Income ................            0.01            0.03              --          0.01
  Net Realized and Unrealized Gains
    (Loss)..............................            1.00            1.04          (1.35)          3.72
                                              ----------      ----------     ----------     ----------
  Total from Investment Operations .....            1.01            1.07          (1.35)          3.73
                                              ----------      ----------     ----------     ----------
Distributions:
  Net Investment Income ................           (0.02)          (0.02)             --         (0.01)
  Net Realized Gain ....................           (0.38)          (0.10)         (0.44)            --
                                              ----------      ----------     ----------     ----------
    Total Distributions ................           (0.40)          (0.12)         (0.44)         (0.01)
                                              ----------      ----------     ----------     ----------
Net Asset Value, End of Period .........      $    13.49      $    12.88     $    11.93     $    13.72
                                              ==========      ==========     ==========     ==========
Total Return+ ..........................            8.10% **        9.02%        (10.08)%        37.34%**
                                              ==========      ==========     ==========     ==========
Ratios and Supplemental Data
Net Assets, End of Period
    (Thousands) ........................      $   46,151      $   44,103     $   35,231     $   19,888
Ratio of Expenses to Average
    Net Assets .........................            1.26%*          1.25%          1.25%          1.25%*
Ratio of Net Investment Income
    to Average Net Assets ..............            0.17%*          0.22%          0.01%          0.06%*
Portfolio Turnover Rate ................              59%            50%            70%             50%

*    Annualized
**   Not Annualized
***  Commencement of Operations
+ Total return would have been lower had certain fees not been waived and assumed by the Advisor during the periods indicated.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                         STERLING PARTNERS' PORTFOLIOS

--------------------------------------------------------------------------------

NOTES TO THE FINANCIAL STATEMENTS (Unaudited)

     UAM Funds Inc., UAM Funds, Inc. II and UAM Funds Trust (collectively the "UAM Funds") are registered under the Investment Company Act of 1940, as amended. The Sterling Partners' Balanced Portfolio, Sterling Partners' Equity Portfolio and the Sterling Partners' Small Cap Value Portfolio (the "Portfolios"), are portfolios of UAM Funds, Inc., which are diversified, open-end management investment companies. At April 30, 2000, the UAM Funds were comprised of 49 active portfolios. The information presented in the financial statements pertains only to the Portfolios. The objectives of the portfolios are as follows:

The Sterling Partners' Balanced Portfolio seeks to provide maximum long-term total return consistent with reasonable risk to principal, by investing in a balanced portfolio of common stocks and fixed income securities.

The Sterling Partners' Equity Portfolio seeks to provide maximum long-term total return consistent with reasonable risk to principal, by investing primarily in common stocks.

The Sterling Partners' Small Cap Value Portfolio seeks to provide maximum long-term total return consistent with reasonable risk to principal, by investing primarily in equity securities of smaller companies, in terms of market capitalization.

     A. Significant Accounting Policies: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolios in the preparation of their financial statements. Generally accepted accounting principles may require Management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates

          1. Security Valuation: Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price from the exchange where the security is primarily traded. If no sales are reported, as in the case of some securities traded over-the-counter, the market value is determined by using the last reported bid price. Fixed income securities are stated on the basis of valuation provided by brokers and/or a pricing service which uses information with respect to transactions in fixed income securities, quotations from dealers, market transactions in comparable securities and various relationships between securities in determining value. Short-term investments with maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined

UAM FUNDS                                          STERLING PARTNERS' PORTFOLIOS

--------------------------------------------------------------------------------

     in good faith at fair value following procedures approved by the Board of Directors.

          2. Federal Income Taxes: It is each Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

          3. Repurchase Agreements: In connection with transactions involving repurchase agreements, the Portfolios' custodian bank takes possession of the underlying securities ("collateral"), the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, each Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

          Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash balances into a joint trading account which invests in one or more repurchase agreements. This joint repurchase agreement is covered by the same collateral requirements as discussed above.

          4. Distributions to Shareholders: Each Portfolio will distribute substantially all of its net investment income quarterly. Any realized net capital gains will be distributed annually. All distributions are recorded on ex-dividend date.

          The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for the timing of the recognition of gains or losses on investments.

          Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital.

UAM FUNDS                                          STERLING PARTNERS' PORTFOLIOS

--------------------------------------------------------------------------------

          Permanent book-tax differences, if any, are not included in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

          5. Other: Security transactions are accounted for on trade date, the date the trade is executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Discounts and premiums on securities purchased are amortized using the effective yield basis over their respective lives. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses that cannot be directly attributed are apportioned among the portfolios of the UAM Funds based on their relative net assets. Custodian fees for the Portfolios are shown gross of expense offsets, if any, for custodian balance credits.

     B. Investment Advisory Services: Under the terms of an investment advisory agreement, Sterling Capital Management Corporation (the "Adviser"), a subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to each Portfolio at a fee calculated at an annual rate of 0.75% of average daily net assets for the Sterling Partners' Balanced and Sterling Partners' Equity Portfolios and an annual rate of 1.00% of average daily net assets for the Sterling Partners' Small Cap Value Portfolio. The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the total annual operating expenses, after the effect of expense offset arrangements, from exceeding 1.11%, 0.99% and 1.25% of average daily net assets for the Sterling Partners' Balanced Portfolio, the Sterling Partners' Equity Portfolio and the Sterling Partners' Small Cap Value Portfolio, respectively.

     C. Administrative Services: UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund accounting, dividend disbursing, shareholder servicing and transfer agent services to the Portfolio under a Fund Administration Agreement (the "Agreement"). The Administrator has entered into separate Service Agreements with SEI Investments Mutual Funds Services ("SEI"), a wholly-owned subsidiary of SEI Investments Company, DST Systems, Inc., ("DST") and UAM Shareholder Service Center ("UAMSSC"), an affiliate of UAM, to assist in providing certain services to the Portfolios.

UAM FUNDS                                         STERLING PARTNERS' PORTFOLIOS

--------------------------------------------------------------------------------

     Pursuant to the Agreement, the Portfolios pay the Administrator 0.093%, 0.093% and 0.073% per annum of the average daily net assets of the Sterling Partners' Balanced, Equity and Small Cap Value Portfolios, respectively, plus an annual base fee of $72,500 per Portfolio and a fee based on the number of active shareholder accounts.

     For the six months ended April 30, 2000, the Administrator earned the following amounts from the Portfolios and paid the following to SEI, DST and UAMSSC for their services:

                                                  Portion   Portion   Portion
                                  Administration  Paid to   Paid to   Paid to
Sterling Partners' Portfolios         Fees          SEI       DST     UAMSSC
-----------------------------     -------------   -------   -------   -------
Balanced ........................       $62,802   $26,031   $ 8,159   $ 3,129
Equity ..........................        53,145    22,837     8,243     3,129
Small Cap Value .................        59,477    24,502     9,151     7,604

     D. Custodian: The Chase Manhattan Bank is custodian for the Portfolios' assets held in accordance with the custodian agreement.

     E. Distribution Services: UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolios. The Distributor does not receive any fee or other compensation with respect to the Portfolios.

     F. Directors' Fees: Each Director, who is not an officer or affiliated person, receives $2,000 per meeting attended plus reimbursement of expenses incurred in attending Board meetings, which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds.

     G. Purchases and Sales: For the six months ended April 30, 2000, purchases and sales of investment securities other than long-term U.S. Government and short-term securities were:

Sterling Partners' Portfolios                          Purchases       Sales
-----------------------------                         -----------   -----------
Balanced .....................................        $17,415,553   $22,780,092
Equity .......................................         11,276,078    25,116,018
Small Cap Value ..............................         25,576,421    27,094,990


     Purchases and sales of long-term and short-term U.S. Government and agency securities were $19,224,430 and $20,823,765, respectively, for the Sterling Partners' Balanced Portfolio. There were no purchases or sales of long-term U.S. Government securities for the Sterling Partners' Equity Portfolio and Sterling Partners' Small Cap Value Portfolio.

UAM FUNDS                                         STERLING PARTNERS' PORTFOLIOS

--------------------------------------------------------------------------------

     H. Line of Credit: The Portfolios, along with certain other portfolios of UAM Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of capital shares. Interest is charged to each participating Portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.08% per annum, payable at the end of each calendar quarter, is accrued by each participating Portfolio based on its average daily unused portion of the line of credit. During the period ended April 30, 2000, the Portfolios had no borrowings under the agreement

     I. Other: At April 30, 2000, the percentage of total shares outstanding were held by record shareholders each owning 10% or greater of the aggregate total shares outstanding for each Portfolio was as follows:

                                                          No. of           %
Sterling Partners' Portfolios                          Shareholders    Ownership
-----------------------------                          ------------    ---------
Balanced ...........................................         3            48%
Equity .............................................         2            27%
Small Cap Value ....................................         2            37%

UAM FUNDS                            STERLING PARTNERS' PORTFOLIOS

--------------------------------------------------------------------------------

Officers and Directors

Norton H. Reamer                     William H. Park
Director, President and Chairman     Vice President

John T. Bennett, Jr.                 Gary L. French
Director                             Treasurer

Nancy J. Dunn                        Robert R. Flaherty Director
Assistant                            Treasurer

Philip D. English                    Robert J. Della Croce
Director                             Assistant Treasurer

William A. Humenuk                   Martin J. Wolin, Esq.
Director                             Secretary

James P. Pappas                      Theresa DelVecchio
Director                             Assistant Secretary

Peter M. Whitman, Jr.
Director

--------------------------------------------------------------------------------

UAM Funds
P.O. Box 219081
Kansas City, MO 64121
(toll free)
1-877-UAM-LINK (826-5465)
www.uam.com

Investment Adviser
Sterling Capital Management Company
One First Union Center
301 S. College Street
Suite 3200
Charlotte, NC 28202

Distributor
UAM Fund Distributors, Inc.
211 Congress Street
Boston, MA 02110

                                                   -----------------------------
                                                   This report has been prepared
                                                   for shareholders and may be
                                                   distributed to others only if
                                                   preceded or accompanied by a
                                                   current prospectus.
                                                   -----------------------------